UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

UR-ENERGY INC.
(Exact name of registrant as specified in its charter)

Canada	001-33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 13, 2024, Ur-Energy Inc. (the Company) announced its decision to build-out its wholly-owned Shirley Basin in situ recovery uranium mine in Carbon County, Wyoming. The project has all major permits and licenses. The Company estimates that final design and detail engineering work, ordering of materials and equipment and construction of the satellite plant facility and initial wellfield development will take approximately 24 months to complete.

The satellite plant will consist of ion exchange, wastewater and groundwater restoration circuits. A detailed economic analysis can be found in the Technical Report Summary “Shirley Basin ISR Uranium Project, Carbon County, Wyoming, USA” as amended, March 11, 2024, filed with the Company’s Form 10‑K/A Annual Report for 2023, March 12, 2024.

The timing to complete build out of Shirley Basin as currently projected is an estimate only, dependent upon supply chain, labor and other variables. The technical and economic viability of the Shirley Basin Project as set forth in the Shirley Basin Technical Summary Report, including mineral resource estimates, life of mine, costs of production, are estimated projections based on current expectations that, while considered reasonable by management at this time, inherently involve a number of significant business, economic and competitive risks, uncertainties and contingencies.

Cautionary Note Regarding Forward-Looking Information

This Form 8-K may contain “forward-looking statements” within the meaning of applicable securities laws regarding events or conditions that may occur in the future, including the timing of development and construction activities at the Shirley Basin project; the components of the proposed satellite plant; and the technical and economic viability of the Shirley Basin Project as set forth in the Shirley Basin Technical Report Summary. All statements, other than statements of historical fact, are considered to be forward-looking statements. Forward-looking statements are based on current expectations that, while considered reasonable by management at this time, inherently involve a number of significant business, economic and competitive risks, uncertainties and contingencies.  Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements express or implied by the forward-looking statements. Factors that could cause actual results to differ materially from any forward-looking statements include, but are not limited to, capital and other costs varying significantly from estimates; the grade and recovery of ore which is mined varying from estimates; production rates, methods and amounts varying from estimates; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; inflation; changes in exchange rates; fluctuations in commodity prices; delays in development and other factors described in the Company’s Form 10-K for the fiscal year ended December 31, 2023 and other public filings made by the Company at www.sec.gov. Readers should not place undue reliance on forward-looking statements. The forward-looking statements contained herein are based on the beliefs, expectations and opinions of management as of the date hereof and Ur-Energy disclaims any intent or obligation to update them or revise them to reflect any change in circumstances or in management’s beliefs, expectations or opinions that occur in the future.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2024

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
Name: Penne A. Goplerud Title: Corporate Secretary and General Counsel

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